UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2022

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company ☐

If  an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 18, 2022, FB Financial Corporation (“FB Financial”) issued a press release announcing its financial results for the second quarter ended June 30, 2022 (the “Earnings Release”). A copy of the Earnings Release is furnished as Exhibit 99.1 to this current report on Form 8-K (this “Report”).

Item 7.01. Regulation FD Disclosure.

On July 19, 2022, FB Financial will host a conference call to discuss financial results for the quarter ended June 30, 2022.

On July 18, 2022, FB Financial made available on its website (investors.firstbankonline.com) supplemental financial information for the second quarter ended June 30, 2022 (the “Supplemental Financial Information”) and an earnings release presentation (the “Earnings Presentation”) that contain additional information about FB Financial’s financial results for the quarter ended June 30, 2022.

Copies of the Supplemental Financial Information and the Earnings Presentation are furnished as Exhibit 99.2 and Exhibit 99.3, respectively, to this Report.

The information contained in this Report, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Earnings Release issued July 18, 2022
99.2	Supplemental Financial Information for the quarter ended June 30, 2022
99.3	Earnings Presentation dated July 19, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

	By:	/s/ Michael M. Mettee
Michael M. Mettee
Chief Financial Officer
(Principal Financial Officer)
Date: July 18, 2022